  EXHIBIT 32.0

SECTION 1350 CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Each of Ronald Anderson, President and Chief Executive Officer and Dennis Boyle Senior Vice President and Chief Financial Officer of Malvern Federal Bancorp, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 18, 2009	By:	/s/ Ronald Anderson
Ronald Anderson
President and Chief Executive Officer

Date: December 18, 2009	By:	/s/ Dennis Boyle
Dennis Boyle
Senior Vice President and Chief Financial Officer

Note:     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Malvern Federal Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.